SECURITIES AND EXCHANGE COMMISSION
                               Washington, DC 20549
--------------------------------------------------------------------------------

                                  FORM 8-K
                                CURRENT REPORT



Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): April 9, 2007

                               Delta Mutual, Inc.
               (Exact name of registrant as specified in charter)

         Delaware                                      000-30563
(State or other jurisdiction                    (Commission File Number)
 of  incorporation)


111 North Branch Street, Sellersville, Pennsylvania      18960

-----------------------------------------------------   --------
(Address of principal executive offices)               (Zip Code)

Registrant's telephone number, including area code: (215) 258-2800


 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

{ } Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

{ } Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

{ } Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

{ } Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))
--------------------------------------------------------------------------------

Item 2.03. Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement

     On May 1, 2007, the Company issued to a lender a convertible promissory note in the aggregate principal amount of $550,000 due June 2008 (the "Note"), initially convertible into an aggregate of 11,000,000 shares of Common Stock. The Note bears interest of 10% per annum and is convertible to shares of Common Stock at a conversion price of $0.05 per share, subject to adjustments for stock splits, combinations and like events and if the Company issues shares of Common Stock below the conversion price. The Note is senior to all other convertible notes issued by the Company and contains a provision permitting the Company to convert the Note, including all accrued interest, into shares of Common Stock, at the Company's option under certain conditions.

THE ABOVE DESCRIPTION OF THE TERMS OF THE NOTE SUMMARIZES ONLY CERTAIN MATERIAL TERMS OF THE NOTE. FOR THE COMPLETE TERMS OF THE NOTE, REFERENCE IS HEREBY MADE TO THE FULL TEXT THEREOF FILED AS AN EXHIBIT TO THIS REPORT.

Item 3.02. Unregistered Sales of Equity Securities

       The following table sets forth the sales of unregistered securities since the Company's last report filed under this item.

  Date             Title and Amount     Purchaser       Underwriter            Underwriting            Discounts
------------------------ ---------------------------- -------------------- --------------------- -----------------------
April 9, 2007            $17,000 principal amount     Private investor              NA           $17,000/NA
                         of 6% convertible note due
                         April 9, 2008, convertible
                         into 340,000 shares of
                         common stock
------------------------ ---------------------------- -------------------- --------------------- -----------------------
April 9, 2007            $26,600 principal amount     Private investor              NA           $26,600/NA
                         of 6% convertible note due
                         April 9, 2008, convertible
                         into 532,000 shares of
                         common stock
------------------------ ---------------------------- -------------------- --------------------- -----------------------
May 1, 2007              $550,000 principal amount    Private investor              NA           $550,000/$50,000
                         of 10% convertible note
                         due June 2008, convertible
                         into 11,000,000 shares of
                         common stock
------------------------ ---------------------------- -------------------- --------------------- -----------------------


The private placements of the Company's common stock to individual U.S. investors, and the offerings of notes, convertible notes and shares upon conversion of notes, to U.S. investors, are viewed as exempt under the provisions of Rule 506 of Regulation D under the Securities Act.



Item 9.01  Financial Statements and Exhibits

(c)       Exhibits


        No.            Description of Exhibit
       ----           -------------------------
       4.12           10% Convertible Promissory Note due June 2008, issued in
                      the aggregate principal amount of $550,000 on May 1, 2007.

                                   Signatures


Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               Delta Mutual, Inc.


Date: May 7, 2007
                                By: /s/ Peter F. Russo
                                -------------------------------------
                                Peter F. Russo,
                                President and Chief Executive Officer